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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Grey Wolf, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GREY WOLF, INC.
10370 Richmond Avenue, Suite 600
Houston, Texas 77042

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 11, 2004

          Notice is hereby given that the annual meeting of shareholders of Grey Wolf, Inc., a Texas corporation (the “Company”), will be held at the Hilton Houston Westchase & Towers, 9999 Westheimer, Houston, Texas 77042 on Tuesday, May 11, 2004, at 9:00 a.m., for the following purposes:

1.	To elect two nominees to Class II of the Board of Directors;

2.	To consider and act upon such other business as may properly be presented at the annual meeting or any adjournments or postponements thereof.

          The Board of Directors has fixed the close of business on March 25, 2004, as the record date for determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. A list of shareholders will be available commencing April 30, 2004, and may be inspected during normal business hours prior to the annual meeting at the offices of the Company, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042.

          Your vote is important. Whether or not you plan to attend the annual meeting in person, we request that you sign, date and return the enclosed proxy card promptly in the enclosed stamped envelope. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation.

By Order of the Board of Directors,

DAVID W. WEHLMANN,
Secretary

March 26, 2004

VOTING AT MEETING
PROPOSAL 1 — ELECTION OF DIRECTORS
BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION
EXECUTIVE OFFICERS
OWNERSHIP BY MANAGEMENT AND CERTAIN SHAREHOLDERS
EXECUTIVE COMPENSATION
CERTAIN TRANSACTIONS
COMPENSATION COMMITTEE REPORT
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
STOCK PERFORMANCE GRAPH
COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITORS
CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS
DISTRIBUTION OF ANNUAL REPORTS TO SHAREHOLDERS
PROCEDURES FOR SUBMITTING SHAREHOLDER PROPOSALS
COST OF SOLICITING PROXIES
APPENDIX A

GREY WOLF, INC.
10370 Richmond Avenue, Suite 600
Houston, Texas 77042

PROXY STATEMENT

          This proxy statement, the accompanying Notice of Meeting to Shareholders and the enclosed proxy card are first being mailed to the shareholders of Grey Wolf, Inc., a Texas corporation (the “Company”), commencing on or about April 5, 2004. The board of directors of the Company (the “Board of Directors”) is soliciting proxies to be voted at the annual meeting of shareholders to be held at the Hilton Houston Westchase & Towers, 9999 Westheimer, Houston, Texas 77042 on Tuesday, May 11, 2004, at 9:00 a.m., Houston, Texas time and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying notice.

          Proxies will be voted in accordance with the directions specified thereon and otherwise in the discretion of the persons designated as proxies on other matters properly brought before the Meeting. Any proxy on which no direction is specified will be voted “FOR” the election of the nominees named herein to Class II of the Board of Directors.

          A shareholder may revoke a proxy by:

•	delivering to the Company written notice of revocation;

•	delivering to the Company a signed proxy of a later date; or

•	appearing at the Meeting and voting in person.

Votes will be tabulated and the results will be certified by election inspectors who are required to resolve impartially any interpretive questions as to the conduct of the vote.

VOTING AT MEETING

          The Board of Directors selected March 25, 2004 as the record date (the “Record Date”) for determining shareholders entitled to vote at the Meeting. On the Record Date there were 181,668,711 shares of the Company’s common stock, par value $.10 per share (the “Common Stock”), outstanding and entitled to vote. Each share of Common Stock entitles the holder to one vote on all matters presented at the Meeting. Holders of a majority of the outstanding shares of Common Stock must be present, in person or by proxy, to constitute a quorum for the transaction of business.

          The nominees for election as Class II Directors will be elected by the affirmative vote of a plurality of votes cast at the Meeting for the election of directors. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (“broker non-votes”) will be treated as present for purposes of determining whether a quorum is present, but will have no effect on the election of directors.

          If a quorum is not obtained, the Meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose, and, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Meeting (except for any proxies which have been revoked).

PROPOSAL 1 – ELECTION OF DIRECTORS

          The Company’s Bylaws provide for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with the term of office for each class expiring on the date of the third annual shareholders’ meeting for the election of directors following the most recent election of directors for that class.

General Information

          The term of office of the Company’s Class II Directors, James K.B. Nelson and Robert E. Rose will expire at this year’s Meeting. Upon the nomination of the Board of Directors at its meeting on March 24, 2004, Messrs. Nelson and Rose are standing for re-election as Class II Directors at the Meeting. If elected, each of Messrs. Nelson and Rose will hold office until the Company’s Annual Meeting in 2007 and until their successors are elected and qualified.

          The persons named as proxies in the enclosed proxy have been designated by the Board of Directors and, unless otherwise directed, intend to vote for the election of the nominees. If any nominee should become unavailable for election, the shares will be voted for such substitute nominee as may be proposed by the Board of Directors. No circumstances are now known, however, that would prevent any of the nominees from serving. Set forth below under “Class III Directors” and “Class I Directors” are the names of the other directors of the Company currently in office. Class III Directors will continue to serve until the Company’s Annual Meeting of Shareholders in 2005 and Class I Directors will continue to serve until the Company’s Annual Meeting of Shareholders in 2006. All directors, or nominees for election, have been elected previously as directors by the shareholders.

The Board of Directors recommends that shareholders vote FOR both nominees to Class II of the Company’s Board of Directors.

          Set forth below is certain information (ages as of March 25, 2004) regarding each nominee for election to Class II of the Board of Directors and each director of the Company.

Class II Nominees

		Director
Name and Biography	Age	Since
James K. B. Nelson has been a director of the Company since June 1997. Prior to the acquisition of Grey Wolf Drilling Company (“GWDC”) by the Company in 1997, Mr. Nelson served as President and Chief Executive Officer of GWDC since 1978. He joined GWDC in 1957 and began his career in the oil field drilling industry as a roughneck in 1946. Mr. Nelson is a 1950 graduate of Texas A&M University with B.S. degrees in Petroleum and Mechanical Engineering.	76	1997

         Robert E. Rose has been a director of the Company since May 2001. He serves as Chairman of GlobalSantaFe Corporation, an international offshore drilling contractor. Mr. Rose has served in this capacity since November 2001 and served as President, Chief Executive Officer and a Director of Global Marine Inc. since May 1998. Prior to that, Mr. Rose was President, Chief Executive Officer and Director of Diamond Offshore. He serves on the board of the Department of Energy’s National Petroleum Council. Mr. Rose is a member of the board of directors of the American Bureau of Shipping, the American Petroleum Institute, the National Ocean Industries Association (chairman - 1998) and the International Association of Drilling Contractors (chairman - 1994).
	65	2001

CLASS III DIRECTORS

		Director
Name and Biography	Age	Since
         Steven A. Webster has been a director of the Company since August 1996. He currently serves as Chairman of Global Energy Partners, an affiliate of the Merchant Banking division of Credit Suisse First Boston, which makes private equity investments in the energy industry. He serves as a director of Camden Property Trust, a real estate investment trust; Brigham Exploration Company, an oil and gas exploration company; Seabulk International, Inc., a marine support and transportation company; Goodrich Petroleum Corporation, an oil and gas production company; and Geokinetics, Inc., a 3-D seismic acquisition and geophysical services provider. Mr. Webster serves as Chairman of Carrizo Oil & Gas, Inc., an oil and gas exploration company; Crown Resources Corporation, a mining company; and Basic Energy Services, a privately-held well service provider. Mr. Webster also serves as a director of other privately-held companies. He was the President and Chief Executive Officer of R&B Falcon Corporation, a marine oil and gas drilling contractor from 1998 until 1999. He was the Chairman of the Board and Chief Executive Officer of Falcon Drilling Company, Inc., a marine oil and gas drilling contractor from 1988 until 1997.
	52	1996

William R. Ziegler has been a director of the Company since August 1996 and is currently Vice Chairman of the Board of Directors. He has been of counsel to the law firm of Satterlee Stephens Burke & Burke LLP since January 2001. Prior to that time he was a partner in that law firm and predecessor firms for over five years. Mr. Ziegler is a director of Geokinetics, Inc., a 3-D seismic acquisition and geophysical services provider to the oil and gas industry; and a director of Flotek Industries, Inc., an oil services equipment supplier.	61	1996

CLASS I DIRECTORS

		Director
Name and Biography	Age	Since
         Frank M. Brown has been a director of the Company since May 2000. Since September 2000, Mr. Brown has served as President of Fairweather International, Inc., an Alaska based consulting company. He served as Senior Vice President of ARCO Alaska, Inc. from 1994 until his retirement in 1999. Prior to that Mr. Brown was President of ARCO Long Beach Company from 1992 to 1994 and served as President of THUMS Long Beach Company from 1990 to 1992. For eight years before joining THUMS, he was Operations Manager of ARCO’s Gulf of Mexico and Louisiana region. Mr. Brown was employed for 29 years by ARCO and related companies, all of which were engaged in the exploration and production of oil and gas. He served as Co-Chairman of the Alaska Highway Natural Gas Policy Council from 2001-2002.
	59	2000

         William T. Donovan has been a director of the Company since June 1997. Since 1997, Mr. Donovan has served as President, Chief Executive Officer and a director of C2, Inc., a Wisconsin corporation, which engages in various operating and investment activities and as a director of various private industrial companies. Mr. Donovan previously served as President, Chief Financial Officer, and was a director, of Christiana Companies, Inc., prior to its merger with Weatherford International, Inc. in February 1999. From 1980 to 1998, Mr. Donovan was a Principal and Managing Director of Lubar & Co., a private investment and venture capital firm. Prior to joining Lubar & Co., Mr. Donovan was an officer with Manufacturers Hanover Trust Company from 1976 until 1980, where he specialized in merger and acquisition financing.
	52	1997

         Thomas P. Richards has been a director of the Company since March 1998 and has been Chairman of the Board since November 1998. Mr. Richards joined the Company in September 1996 as President and Chief Executive Officer. Mr. Richards was with Diamond Offshore from September 1990 until September 1996. He started as Senior Vice President of Diamond M Onshore, Inc. (“Diamond M”), a subsidiary of Diamond M Corporation in 1990 and was serving as Senior Vice President of Worldwide Operations when he left Diamond Offshore Drilling, Inc. (“Diamond Offshore”) in 1996. Mr. Richards served as Vice President — Land for Penrod Drilling Corporation (“Penrod”) from January 1989 until September 1990 when Diamond M purchased substantially all of Penrod’s land drilling assets. From February 1974 until December 1988, Mr. Richards owned and served as President and Chief Executive Officer of Richards Drilling Company, a land drilling contractor based in Bay City, Texas. Mr. Richards is a member of the board of directors of the American Petroleum Institute and the International Association of Drilling Contractors (chairman - 2001).
	60	1998

BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION

          The Board of Directors has several standing committees, including an Audit Committee, a Compensation Committee, an Executive Committee and a Corporate Governance and Nominating Committee.

Board and Committee Meetings

          During 2003, there were six meetings of the Board of Directors. Each director attended at least 75% or more of the aggregate number of meetings of the Board and each committee on which he served during 2003.

          Each director who is not an employee of the Company is paid an annual fee of $30,000 plus travel expenses, if any. Directors are not compensated for service on committees of the Board.

          Audit Committee. The Audit Committee is currently composed of Messrs. Brown, Donovan, Nelson and Ziegler. During 2003, the Audit Committee met seven times. The Audit Committee’s responsibilities include the oversight of our financial, accounting and reporting processes, our system of internal controls and our compliance with related legal and regulatory requirements, the appointment, engagement, termination and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors’ audit work, reviewing and pre-approving any audit and non-audit services that may be performed by them, reviewing with our independent auditors the adequacy of our internal controls, and reviewing with the independent auditors our application of accounting principles. See “Report of the Audit Committee” contained in this proxy statement. Each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the Securities and Exchange Commission (the “SEC”) for audit committee membership and is an “independent director” within the meaning of applicable American Stock Exchange listing standards. Each Audit Committee member is able to read and understand fundamental financial statements, including the Company’s consolidated balance sheet, consolidated statement of operations and consolidated statement of cash flows. The Board of Directors has further determined that Mr. Donovan is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and the AMEX. A copy of the Audit Committee charter is attached as Appendix A to this Proxy Statement and also can be found on our website at http://www.gwdrilling.com.

          Compensation Committee. The Compensation Committee is currently composed of Messrs. Brown, Nelson and Webster. During 2003, the Compensation Committee met twice. The Compensation Committee recommends to the Board the compensation for the Company’s officers; administers and makes awards under the Company’s compensation plans; and monitors and makes recommendation with respect to the Company’s various employee benefit plans.

          Executive Committee. The Executive Committee is currently composed of Messrs. Donovan, Richards, Webster and Ziegler. During 2003, the Executive Committee met three times. The Executive Committee exercises the powers of the Board of Directors when the Board is not in session, except for specific authority retained by the Board. The Board has retained authority relating to, among other things, amendments to the Articles of Incorporation and Bylaws; mergers, consolidations, sales or exchanges involving substantially all of the Company’s assets; declarations of dividends; and issuances of stock.

          Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is currently compose of Messrs. Donovan, Rose and Ziegler. During 2003, the Corporate Governance and Nominating Committee met twice. Each member of the committee is independent within the meaning of the listing standards of the American Stock Exchange. The Nominating and Governance Committee’s primary purpose is to evaluate candidates for membership on the Board and make recommendations to the Board regarding candidates, make recommendations with respect to the composition of the Board and the committees thereof, review and make recommendations regarding the functioning of the Board as an entity, recommend corporate governance principles applicable to the Company and assist the Board in its reviews of the performance of the Board and each Committee. The Corporate Governance and Nominating Committee operates pursuant to a written charter approved by the Board in February 2004, a copy of which can be found by going to the “Investor Relations” page of our website at http://www.gwdrilling.com. In carrying out its function to nominate candidates for election to the Board, the Corporate Governance and Nominating Committee considers the mix of skills, experience, character, commitment, and diversity of background, all in the context of the requirements of the Board at that point in time. The Corporate Governance and Nominating Committee believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate’s personal and professional life.

     The Corporate Governance and Nominating Committee’s methods for identifying candidates for election to the Board (other than those proposed by the Company’s shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources — members of the Board; the Company’s executives; individuals personally known to the members of the Board; and other research.

Shareholder Recommendations for Directors

          The Corporate Governance and Nominating Committee does not have a written policy regarding shareholder nominations for directors. In accordance with the Company’s bylaws, any shareholder wishing to recommend a candidate for director should submit the recommendation in writing to the Secretary of the Company. The written notice should contain: the name and address of the shareholder recommending the individual, as well as the individual’s name and address; a description of all arrangements or understandings (if any) between the shareholder and the individual being recommended as a potential director; such information about the individual being recommended as would be required to be included in a proxy statement filed under then-current SEC rules; and an indication of the individual’s willingness to serve as a director of the Company. The Committee will consider all candidates recommended by shareholders who comply with the foregoing procedures.

Minimum Qualifications for Director Nominees and Board Member Attributes

          The Corporate Governance and Nominating Committee has no specific, minimum qualifications for director candidates. To comply with regulatory requirements, a majority of Board members must qualify as independent members under applicable stock exchange and governance requirements and at least one Board member must be an expert in financial matters. The Corporate Governance and Nominating Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria.

Director Attendance at Annual Meeting

          The Board’s policy regarding director attendance at the Annual Meeting of Shareholders is that they are welcome to attend, and that the Company will make all appropriate arrangements for directors that choose to attend. In 2003, all directors attended the Annual Meeting.

Communicating with Board of Directors

          Any shareholders who desires to contact the Board or specific members of the Board by writing to: Board of Directors, Grey Wolf, Inc., 10370 Richmond Avenue, Suite 600, Houston, Texas 77042, Attention Corporate Secretary.

EXECUTIVE OFFICERS

          The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board of Directors at its first meeting following the annual meeting of shareholders. In addition to Mr. Richards, who is listed in the foregoing table, the Company’s executive officers are as follows:

Name	Age	Position with the Company
William E. Chiles	55	Executive Vice President and Chief Operating Officer
David W. Wehlmann	45	Executive Vice President, Chief Financial Officer and Secretary
Edward S. Jacob, III	51	Senior Vice President — Operations
Gary D. Lee	58	Senior Vice President — Human Resources
Merrie S. Costley	44	Vice President and Controller
Donald J. Guedry, Jr.	47	Vice President and Treasurer

          William E. Chiles joined the Company in March 2003 as Executive Vice President and Chief Operating Officer. Mr. Chiles served as Vice President of Business Development at ENSCO International Incorporated from August 2002 until March 2003. From August 1997 until its merger into an ENSCO International affiliate in August 2002, Mr. Chiles served as President and Chief Executive Officer of Chiles Offshore, Inc. From May 1996 until March 1997, Mr. Chiles served as Senior Vice President – Drilling Operations of Cliffs Drilling Company. From 1992 to May 1996, Mr. Chiles served as President and Chief Executive Officer of Southwestern Offshore Corporation, a company that he founded in 1992. Mr. Chiles co-founded Chiles Offshore Corporation in 1987 and its predecessor company, Chiles Drilling Company, in 1977, each of which was an offshore contract drilling company.

          David W. Wehlmann joined the Company in July 1996 as Vice President and Controller. He was promoted to Senior Vice President, Chief Financial Officer and Secretary in February 1998 and Executive Vice President in March 2003. From November 1994 until he joined the Company, Mr. Wehlmann was Vice President and Chief Accounting Officer of EnerVest Management Company, L.C., a privately-held oil and gas property acquisition and management company. Mr. Wehlmann was Controller of Convest Energy Corporation, a publicly traded oil and gas exploration and production company, from April 1991 until November 1994. Mr. Wehlmann is a certified public accountant.

          Edward S. Jacob, III joined the Company in January 1999 as Vice President — Marketing and was appointed Senior Vice President — Marketing of the Company in November 1999 and Senior Vice President — Operations in February 2002. He served as Vice President — Operations of Bayard Drilling Technologies, Inc. from December 1996 until June 1997, at which time he was promoted to Executive Vice President of Bayard and served at this position until January 1999. Prior to December 1996, Mr. Jacob served in various operational and marketing positions with Helmerich & Payne International Drilling for 13 years.

          Gary D. Lee joined the Company in March 1997 as Vice President — Human Resources and was appointed Senior Vice President — Human Resources in February 2000. Prior to joining the Company, he was with Diamond Offshore from 1982 until 1997, where he served as Vice President — Human Resources from 1990 until March 1997.

          Merrie S. Costley joined the Company in January 1997 as Assistant Controller. She was promoted to Vice President and Controller in February 1998. She served as Financial Reporting Manager of Transworld Mortgage Corp., a mortgage service company, from February 1996 until December 1996 and was at Arthur Andersen LLP from June 1988 until February 1996, most recently as Audit Experienced Manager. Ms. Costley is a certified public accountant.

          Donald J. Guedry, Jr. joined the Company in October 1996 as Treasurer. He was promoted to Vice President and Treasurer in November 1997. During the seven years prior to joining the Company, Mr. Guedry served in various treasury management positions for Weatherford Enterra, Inc. and a predecessor company.

OWNERSHIP BY MANAGEMENT AND CERTAIN SHAREHOLDERS

Management

          The following table sets forth certain information regarding the beneficial ownership of the Common Stock by (i) all nominees for election as a director and directors of the Company, (ii) the chief executive officer and each of the other executive officers identified in the summary compensation table, and (iii) all directors and executive officers as a group.

	Shares Beneficially Owned
	at March 25, 2004
	Number(1)		Percent
Thomas P. Richards	2,867,700	(2)	1.6
William R. Ziegler	6,370,786	(3)	3.5
Frank M. Brown	111,333	(4)	*
William T. Donovan	791,271	(5)	*
James K. B. Nelson	4,559,833	(6)	2.5
Robert E. Rose	128,333	(7)	*
Steven A. Webster	6,346,786	(8)	3.5
William E. Chiles	346,053	(10)	*
David W. Wehlmann	476,660	(9)	*
Edward S. Jacob, III	256,445	(11)	*
Gary D. Lee	242,186	(12)	*
Merrie S. Costley	154,180	(9)	*
Donald J. Guedry, Jr.	181,186	(13)	*
Directors and Executive Officers as a group (13 persons named above)	17,370,997		9.3

*	Indicates less than one percent.

(1)	Each person has sole voting and investment power with respect to the shares of Common Stock listed, except as otherwise specified.

(2)	Includes 2,117,700 shares of Common Stock underlying currently exercisable options, 300,000 shares of Common Stock and 450,000 shares of Common Stock underlying currently exercisable options owned by a limited partnership controlled by Mr. Richards for the benefit of his children. Mr. Richards has no pecuniary interest in the 300,000 shares of Common Stock and has disclaimed beneficial ownership of the options owned by the limited partnership.

(3)	Includes 725,698 shares of Common Stock owned by Mr. Ziegler, 183,333 shares of Common Stock underlying currently exercisable options and 5,461,755 shares of Common Stock beneficially owned by Somerset Capital Partners (“SCP”), of which Mr. Ziegler is a general partner.

(4)	Includes 3,000 shares of Common Stock owned by Mr. Brown and 108,333 shares of Common Stock underlying currently exercisable options.

(5)	Includes 317,278 shares of Common Stock owned by Mr. Donovan, 183,333 shares of Common Stock underlying currently exercisable options, 268,660 shares of Common Stock beneficially owned through Cambridge Associates, L.P., a Wisconsin limited partnership (“Cambridge”), of which Mr. Donovan is a general partner, and 22,000 shares of Common Stock beneficially owned by family members living in the same household. Mr. Donovan disclaims beneficial ownership of 214,056 shares owned by Cambridge and 22,000 shares owned by family members.

(6)	Includes 1,601,500 shares of Common Stock owned by Mr. Nelson, 58,333 shares of Common Stock underlying currently exercisable options, and 2,900,000 shares of Common Stock owned by Felicity Ventures, Ltd, a limited partnership controlled by Mr. Nelson and members of his family.

(7)	Includes 20,000 shares of Common Stock owned by Mr. Rose and 108,333 shares of Common Stock underlying currently exercisable options.

(8)	Includes 701,698 shares of Common Stock owned by Mr. Webster, 183,333 shares of Common Stock underlying currently exercisable options, and 5,461,755 shares of Common Stock beneficially owned through SCP, of which Mr. Webster is a general partner.

(9)	Represents shares of Common Stock underlying currently exercisable options.

(10)	Includes 340,000 shares of Common Stock underlying currently exercisable options and 6,053 shares of Common Stock held in the Grey Wolf Drilling Company 401(k) Plan (the “401(k) Plan”).

(11)	Includes 256,320 shares of Common Stock underlying currently exercisable options and 125 shares of Common Stock held in the 401(k) Plan.

(12)	Includes 240,520 shares of Common Stock underlying currently exercisable options and 1,666 shares of Common Stock held in the 401(k) Plan.

(13)	Includes 1,000 shares of Common Stock owned by Mr. Guedry, 178,020 shares of Common Stock underlying currently exercisable option and 2,166 shares of Common Stock held in the 401(k) Plan.

Certain Shareholders

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock by each person, other than Company’s directors, nominees for director and executive officers, who are known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.

	Shares Beneficially Owned
	at March 25, 2004
Name and Address of Beneficial
Owner, Identity of Group	Number	Percent
FMR Corp.(1)	14,332,410	7.9%
82 Devonshire Street Boston, Massachusetts 02109
Wellington Management Company, LLP(2)	12,589,000	6.9%
75 State Street Boston, Massachusetts 02109
Franklin Resources, Inc. (3)	11,619,400	6.4%
777 Mariners Island Boulevard San Mateo, California 94404
Deutsche Bank AG(4)	11,220,294	6.2%
Taunusanlage 12 D-60325 Frankfurt am Main Federal Republic of Germany
Lord, Abbett & Co.(5)	10,166,075	5.6%
90 Hudson Street Jersey City, New Jersey 07302

(1)	As reported on Schedule 13G/A dated February 17, 2004

(2)	As reported in Schedule 13G dated February 13, 2004

(3)	As reported on Schedule 13G/A dated February 13, 2004

(4)	As reported on Schedule 13G dated February 9, 2004

(5)	As reported on Schedule 13G/A dated January 26, 2004

EXECUTIVE COMPENSATION

Summary Compensation Table

          The following tables reflects the compensation for services to the Company for the years ended December 31, 2003, 2002, and 2001 for (i) the Chief Executive Officer of the Company and (ii) the four most highly compensated executive officers of the Company, other than the Chief Executive Officer (collectively, the “Named Executive Officers”).

	Annual Compensation				Long Term Compensation
					Awards		Payouts
				Other
				Annual	Restricted			All Other
		Salary	Bonus	Compensation	Stock		LTIP	Compensation (2)
Name and Principal Position	Year	($)	($)	($)	Award(s)	Options	Payouts	($)
Thomas P. Richards	2003	425,000	180,000	—	—	400,000	—	13,126
Chairman, President and	2002	425,000	275,000	—	—	450,000	—	10,668
Chief Executive Officer	2001	400,000	400,000	—	—	400,000	—	8,232

William E. Chiles	2003	196,000	417,100	—	—	850,000	—	—
Executive Vice President and
Chief Operating Officer(1)

David W. Wehlmann	2003	223,750	92,500	—	—	167,800	—	10,028
Executive Vice President,	2002	200,000	72,000	—	—	195,000	—	8,608
Chief Financial Officer and	2001	192,500	94,000	—	—	79,000	—	6,152
Secretary

Edward S. Jacob, III	2003	211,875	49,100	—		111,600		9,441
Senior Vice President -	2002	197,667	68,200	—	—	160,000	—	8,432
Operations	2001	171,500	85,000	—	—	70,000	—	4,846

Gary D. Lee	2003	172,000	39,300	—	—	59,400	—	7,005
Senior Vice President -	2002	172,000	58,700	—	—	90,000	—	6,496
Human Resources	2001	168,500	80,000	—	—	70,000	—	6,034

(1)	Includes a signing bonus of $350,000.

(2)	Consists of cash amounts contributed by the Company to match a portion of the executive’s contributions under the 401(k) Plan and group term life insurance provided to employees.

Equity Compensation Plans

          Under the Company’s 2003 Incentive Plan (the “2003 Incentive Plan”), options to acquire shares of Common Stock may be granted to directors, executive officers and other employees. Options to acquire shares of Common Stock have been granted under the 1982 Stock Option and Long-Term Incentive Plan for Key Employees (“the 1982 Employee Plan”) and the 1996 Employee Stock Option Plan (the “1996 Employee Plan”). The Board of Directors suspended the 1982 Employee Plan in March 1999 and, as a result of shareholder approval of the 2003 Incentive Plan in May 2003, no further grants or awards shall be made under the 1996 Employee Plan. The outstanding options previously granted or awarded shall continue to be exercisable subject to the terms and conditions of such grants or awards. The following table summarizes our equity compensation plans as of December 31, 2003 with respect to shares of Common Stock that may be issued under the 1982 Employee Plan, 1996 Employee Plan and the 2003 Incentive Plan and other equity compensation plans.

	Equity Compensation Plan Information
			Number of securities remaining
		Weighted average	available for future issuance
	Number of securities to	exercise	under equity compensation
	be issued upon exercise	price of outstanding	plans
	of outstanding options,	options, warrants	(excluding securities reflected
	warrants and rights	and rights	in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	8,183,515	$3.31	6,547,645
Equity compensation plans not approved by security holders	2,025,500	2.19	0

Total	10,209,015	$3.09	6,547,645

Option Grants Table

          Options granted in 2003 vest in equal installments of one-fifth on the first through the fifth anniversaries of the date of grant, with the exception of Mr. Chiles’ grant that vests over a five year period with 25% exercisable immediately and an additional 15% over the next five years, and expire 10 years from the date of grant. The following table provides information concerning stock options granted to the Named Executive Officers during the year ended December 31, 2003.

	Individual Grants
					Potential Realizable Value
					at Assumed Annual Rates
		% of Total			of Stock Price
	Number of	Options			Appreciation for Option
	Securities	Granted to			Term
	Underlying	Employees
	Options	in	Exercise	Expiration
	Granted	Fiscal Year	Price	Date	5%	10%
Thomas P. Richards	400,000	18.5%	3.85	01/31/13	$968,506	$2,454,298
William E. Chiles	850,000	39.3%	4.00	03/31/13	2,138,260	5,418,580
David W. Wehlmann	167,800	7.8%	3.85	01/31/13	406,288	1,029,578
Edward S. Jacob, III	111,600	5.2%	3.85	01/31/13	270,213	684,749
Gary D. Lee	59,400	2.7%	3.85	01/31/13	143,823	364,463

Option Exercises and Year-End Option Values

          The following table sets forth information with respect to options exercised by each of the Named Executive Officers during 2003 and the value at December 31, 2003 of unexercised options held by such individuals. The value of unexercised options reflects the increase in market value of Common Stock from the date of grant through December 31, 2003 (when the fair market value of Common Stock was $3.74 per share). The actual value realized upon option exercise will depend on the value of the Common Stock at the time of exercise.

			Number of Unexercised			Value of Unexercised In-the-
			Options Held at Year End			Money Options at Year End
	Shares	Value
	Acquired	Realized	Exercisable		Unexercisable	Exercisable	Unexercisable
Thomas P. Richards	0	$—	2,137,700	(1)	1,260,000	$3,828,600	$712,650
William E. Chiles	0	—	212,500		637,500	—	—
David W. Wehlmann	0	—	332,500		449,000	289,499	264,935
Edward S. Jacob, III	0	—	146,000		345,600	130,815	202,310
Gary D. Lee	57,600	174,267	203,440		246,200	178,622	175,322

(1)	Includes 450,000 exercisable options owned by a limited partnership controlled by Mr. Richards for the benefit of his children.

Employment Agreements

          In November 2001, the Company entered into amended and restated employment agreements with Messrs. Richards, Wehlmann, Jacob and Lee and in March 2003, the Company entered into an employment agreement with Mr. Chiles by which each would receive (i) an annual salary of $425,000, $200,000, $178,000 and $172,000 and $260,000, respectively and (ii) a bonus at the sole discretion of the Board of Directors. Messrs. Wehlmann and Jacob’s salary changed to $230,000 and $215,000, respectively, in March 2003 as a result of a change in duties and responsibilities. The above mentioned contracts expire on December 31, 2004 (in the case of Mr. Richards, December 31, 2005). The term shall be automatically extended annually, unless and until at least 90 days prior to the renewal date either party gives notice not to further extend. Pursuant to the employment agreements, in the event a termination occurs within one year (two years in the case of Mr. Richards) of a “Change in Control” (as defined), each executive shall be paid three times (three and three quarters times in the case of Mr. Richards) the sum of: (a) the annual salary of executive in effect on the date of termination plus (b) a bonus equal to fifty percent (one-hundred percent in the case of Mr. Richards) of such annual salary. In the event a termination occurs at any time other than within one year (two years in the case of Mr. Richards) of the “Change in Control”, an amount equal to the sum of: (a) the annual salary (three times the annual salary in the case of Mr. Richards) plus (b) an annual bonus equal to fifty percent (three times one-hundred percent in the case of Mr. Richards) of such annual salary.

          In November 2001, the Company established an Executive Severance Plan (the “Plan”). The purpose of this Plan is to provide those executive officers of the Company and its subsidiaries who have not entered into employment agreements with the Company economic protection in the event of termination of employment under circumstances provided for in the Plan within twelve months after a “Change in Control” (as defined). Pursuant to the terms of the Plan, a participant shall receive a severance payment equal to one and one half times the sum of: (a) participant’s annual salary plus (b) a bonus equal to thirty percent of such annual salary.

CERTAIN TRANSACTIONS

     In 2003, the Company performed contract drilling services for Brigham Exploration Company and Carrizo Oil & Gas, Inc., companies of which Mr. Webster serves on the board of directors. Total revenue recognized by the Company from these companies during 2003 was approximately $4.1 million.

COMPENSATION COMMITTEE REPORT

To Our Shareholders

          The Compensation Committee of the Board of Directors (the “Compensation Committee”) is comprised of three independent, non-employee directors who have no “interlocking” relationships with the Company. The Compensation Committee exists to develop executive compensation policies that support the Company’s strategic business objectives and values. The duties of this committee include:

•	reviewing and approving the design of executive compensation programs and all salary arrangements that Company executives receive;

•	assessing the effectiveness of the programs in light of the compensation philosophy; and

•	reviewing executive performance.

Compensation Philosophy

          The Compensation Committee adheres to an executive compensation philosophy that supports the Company’s strategic goals to:

•	increase shareholder value;

•	strengthen the balance sheet; and

•	be the leading value-added provider of products and services within the markets that it operates.

          The Compensation Committee’s philosophy for executive compensation is designed to attract, motivate and retain executives who have the skill, training and dedication to help the Company implement its strategy and achieve its goals. The Compensation Committee’s philosophy:

•	emphasizes at-risk compensation, while balancing short-term and long-term compensation to support the Company’s business and financial strategic goals;

•	reflects positive, as well as negative, Company and individual performance in pay;

•	encourages equity-based compensation to reinforce management’s focus on increasing shareholder value; and

•	provides competitive pay opportunities.

          Company executives participate in a comprehensive compensation program that is built around this four-pronged philosophy. The key components of this program include base salary, annual bonus opportunities and long-term stock based incentives.

          Each of these components is reviewed by the Compensation Committee. To ensure that the compensation of the Company’s executives is comparable to market practices, the Compensation Committee collects competitive market data annually from multiple external sources on comparable drilling companies. This market information is used for assessing all components of an executive’s compensation. The Compensation Committee believes that, taken as a whole, the Company’s executive compensation program is competitive within its industry.

Base Salary

          Generally, salaries reflect an individual’s level of responsibility, prior experience, breadth of knowledge, personal contributions to the Company (past and future), position within the Company’s executive structure, and market pay practices. The Compensation Committee annually reviews the base salaries of key executive officers and determines whether salaries should be adjusted. Overall, salaries are targeted at the median of the market practice, with annual adjustments based primarily upon individual and Company financial performance. When making annual adjustments, a qualitative assessment of individual performance is conducted, which considers many factors including both past and present contributions. The factors used in making this evaluation may vary by position.

     Mr. Richards’ 2000 annual base salary was $375,000. In recognition of Mr. Richard’s guidance and contribution to the Company, the Board of Directors, upon the recommendation of the Compensation Committee, authorized the Company to enter into a new employment agreement with Mr. Richards in November 2001. Under the terms of the new employment agreement, Mr. Richards received an increase in his annual base salary to $425,000. In addition, as discussed below, Mr. Richards received options to purchase Common Stock during the recent industry upturn. Mr. Richard’s total compensation package remains heavily weighted toward equity-based incentives in the form of stock options.

Annual Bonus

          To support the short-term incentive component of the compensation program, the Company provides annual bonus opportunities. For fiscal year 2003, as well as in the prior year, annual bonuses were based on the achievement of a minimum level of Company financial performance as well as the Compensation Committee’s evaluation of the Named Executives’ performance. In addition, specific goals attributable to the Company’s overall safety record are part of each executive’s incentive package. The Compensation Committee believes the goals associated with bonus payments are achievable yet require considerable effort and innovation on the part of each executive. Named Executives only receive payments under the plan if the minimum level of financial performance is reached. If the minimum level of financial performance is exceeded, bonus payments are increased. Bonus awards are considered when the Compensation Committee reviews the Company’s financial performance after the close of the fiscal year.

          On the basis of the criteria listed above, the following bonuses were awarded and paid to the named executive officers for their fiscal 2003 performance: Mr. Richards at $180,000, Mr. Chiles at $67,100, Mr. Wehlmann $92,500, Mr. Jacob $49,100, and Mr. Lee $39,300.

Long-Term Incentives

          The 2003 Incentive Plan provides executives with equity-based opportunities to earn additional compensation based upon Company and stock performance over the mid- to long-term. Use of such incentives focuses management on the long-term interest of shareholders. The Compensation Committee considers multiple factors when determining award sizes.

          Stock options are granted to Company executives to provide an equity-based incentive component to their compensation. Under the 2003 Incentive Plan, stock options are granted at exercise prices equal to fair market value of the underlying Common Stock on the date of grant. Executives do not realize value unless the stock price rises above the price on the date of grant. This reflects the Company’s focus on increasing shareholder value.

          During the fiscal year 2003, the Company granted Mr. Richards options to acquire 400,000 shares of Common Stock at an exercise price of $3.85 per share. In addition, the Company granted Mr. Chiles 850,000 shares of Common Stock at an exercise price of $4.00 per share and other named Executive Officers options to acquire 338,800 shares of Common Stock at an exercise price of $3.85 per share. The exercise price for these options was equal to the fair market value of the underlying Common Stock on the date of grant, and reflect the Compensation Committee’s continued focus on the “at risk” component of Mr. Richards’ and other Named Executive Officers’ total compensation. In fiscal year 2002, the Company granted Mr. Richards and the other Named Executive Officers options to purchase 450,000 and 487,000 shares of Common Stock, respectively.

Conclusion

          The Compensation Committee believes the executive compensation philosophy and programs effectively serve the interests of shareholders and the Company. The various compensation vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company’s overall future success, thereby enhancing the value of the Company for the shareholders’ benefit.

          The Compensation Committee will continue to monitor the effectiveness of the Company’s compensation programs to meet the needs of the Company.

Composition of the Compensation Committee

          Members of the Compensation Committee owned, controlled or represented approximately 6.0% of the outstanding Common Stock and, accordingly, also maintain a substantial interest in the Company’s financial performance.

Compensation Committee:

Frank M. Brown

James K.B. Nelson

Steven A. Webster

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers, and shareholders who own more than 10% of the Common Stock, to file reports of stock ownership and changes in ownership with the Securities and Exchange Commission and the AMEX and to furnish the Company with copies of all such reports they file. Based solely on a review of the copies of the Section 16(a) reports furnished to the Company, or written representations that no reports were required, it believes that during fiscal year 2003, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with, except that a report on Form 5 was filed late by Mr. Webster.

STOCK PERFORMANCE GRAPH

          The following graph compares the cumulative total shareholder returns on the Common Stock, the AMEX market value index and a Peer Group Index. The graph assumes that $100 was invested on December 31, 1998, in the Common Stock and in each index and that any cash dividends are reinvested. The Company has not declared any dividends during the period covered by this graph.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

AMONG GREY WOLF, INC., THE AMEX MARKET VALUE INDEX AND A PEER GROUP

	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03
Grey Wolf, Inc.	$100.00	$383.33	$783.33	$396.00	$532.00	$498.67
AMEX Market Value	$100.00	$169.96	$141.55	$122.47	$103.02	$144.90
Peer Group (1)	$100.00	$187.56	$356.39	$224.87	$238.80	$277.73

(1)	Consists of Nabors Industries, Inc., Parker Drilling Company, Helmerich & Payne, Precision Drilling Corporation and Patterson UTI Energy, Inc. All of the members of the Peer Group are providers of contract oil and gas land drilling services.

          This graph depicts the past performance of the Common Stock and in no way should be used to predict future performance. The Company does not make or endorse any predictions as to future share performance.

          The foregoing price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE REPORT

To Our Shareholders

     The Audit Committee of the Board of Directors (the “Committee”) exists to provide an independent, objective oversight of the Company’s accounting functions and internal controls. Under the rules of the AMEX, all of the members of the Committee are independent. The Committee operates under a written charter originally adopted by the Board of Directors on May 9, 2000. The Committee has reviewed the relevant requirements of the Sarbanes-Oxley Act of 2002, the rules of the U.S. Securities and Exchange Commission, and the new listing standards of the AMEX regarding audit committee procedures and responsibilities. Although the Committee’s existing procedures and responsibilities generally complied with the requirements of these rules and standards, the Board of Directors amended and restated the Committee’s charter on February 17, 2004 to voluntarily implement certain of the rules and to make explicit its adherence to others. A copy of the amended and restated charter is attached to this proxy statement as Appendix A.

     The Committee has reviewed and held discussions with management and KPMG LLP, the Company’s independent auditors on the audited financial statements for fiscal year 2003. The Committee reviewed with the independent auditors who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to quality, not just the acceptability, of the Company’s accounting functions and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States of America. In addition, the Committee has discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. In addition, the Committee has received a written statement from KPMG LLP describing all relationships between the independent auditors and the Company that may impact their objectivity and independence as required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP matters relating to its independence, including a review of audit and non-audit fees and any relationships that may impair its independence and satisfied itself as to their independence.

     The members of the Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to accountant independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors.

     Based on the Committee’s review of the audited financial statements and discussions with management and the independent auditors, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee:

Frank M. Brown

William T. Donovan

James K.B. Nelson

William R. Ziegler

INDEPENDENT AUDITORS

          KPMG LLP, has served as the independent auditors of the Company since October 1996. Upon the recommendation of the Audit Committee, the Board of Directors has approved the selection of KPMG LLP to serve as independent auditors for the fiscal year ending December 31, 2004. It is not proposed that any formal action be taken at the Meeting with respect to the continued employment of KPMG LLP, inasmuch as no such action is legally required. Representatives of KPMG LLP plan to attend the Meeting and will be available to answer questions, and will have an opportunity to make a statement if they so desire, although it is not expected that any statement will be made.

          The following table sets forth the fees the Company incurred in fiscal year 2003 and 2002 for services performed by KPMG LLP:

	2003	2002
Audit Fees	$296,140	$111,250
Audit-Related Fees (1)	39,200	55,000
Tax Fees (2)	53,885	93,007
All Other Fees (3)	—	3,250

Total	$389,225	$262,507

(1)	Audit related fees consist of an audit of the financial statements of the 401(k) plan.

(2)	Tax fees consist of $45,675 for tax compliance and $8,210 for tax consulting in 2003 and $45,965 for tax compliance and $47,042 for tax consulting in 2002.

(3)	All other fees consisting of other advisory services.

The Company did not engage KPMG LLP to provide services related to information systems design and implementation.

Pre-Approval of Services by the Independent Auditor

     The Audit Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent auditor, KPMG LLP. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by KPMG. Thereafter, the

Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by KPMG which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by KPMG which are not encompassed by the Audit Committee’s pre-approval and not prohibited by law.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS

          The Board has adopted Corporate Governance guidelines and a Code of Ethics applicable to the Chief Executive Officer and other senior officers, including among others the chief operating officer, chief financial officer and controller. Copies of the Company’s Corporate Governance Guidelines and Code of Ethics are available on the “Investor Relations” page of the Company’s website located at http://www.gwdrilling.com. The Company will provide these codes in print, free of charge, to shareholders who request them. Any waiver of these codes with respect to executive officers or directors may be made only by the Board or a Board committee and will be promptly disclosed to shareholders on the Company’s website, as will any amendments to these codes.

DISTRIBUTION OF ANNUAL REPORTS TO SHAREHOLDERS

     The annual report to shareholders covering the fiscal year ended December 31, 2003, has been mailed to each shareholder entitled to vote at the Meeting.

PROCEDURES FOR SUBMITTING SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit a proposal for action to be included in the proxy statement and form of proxy relating to the Company’s 2005 annual meeting of shareholders is required to submit such proposals to the Company on or before December 3, 2004.

     The Company’s bylaws contain a procedure for stockholder nomination of directors. The bylaws provide that any record owner of stock entitled to vote in the election of directors may nominate a person for election as a director at a shareholder meeting only if written notice is given of the intent to make such nomination. The notice must be given, with respect to an annual meeting, not less than 60 nor more than 120 days prior to the anniversary date of the mailing to shareholders of the notice of the meeting for the immediately proceeding annual meeting (unless the date of the annual meeting is changed by more than 30 days from the anniversary date of the immediately preceding annual meeting). Each notice must include: (i) the name, age, business address and residence address of the proposed nominee, (ii) the principal occupation or employment of the proposed nominee, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the proposed nominee, (iv) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder including any plans or proposals pertaining to the Company, its business or management, (v) all other information relating to such proposed nominee that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act, and (vi) the written consent of the proposed nominee to serve as a director of the Company if so elected. Any such notice shall also set forth (i) the name and address of the shareholder, (ii) a representation that the shareholders is a holder of record of shares of the Company’s capital stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the proposed nominee or nominees specified in the notice and (iii) the class and number of shares of the Company’s capital which are beneficially owned by the shareholder and also which are owned of record by such shareholder.

     Shareholders that intend to present a proposal that will not be included in the proxy statement for the Company’s 2005 Meeting must give written notice of a shareholder’s intent to submit such a proposal on or after December 3, 2004 but not later than February 2, 2005. The notice submitted by a shareholder should include a statement that the proponent intends to solicit the necessary percentage of shareholder votes to carry the proposal supported by evidence that the stated percentage will actually be solicited.

COST OF SOLICITING PROXIES

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, a number of regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone for which they will receive no additional compensation. Brokerage houses, banks and other custodians, nominees will be reimbursed for their customary out-of-pocket and reasonable expenses incurred in forwarding proxy materials to their clients who are beneficial owners of Common Stock.

By Order of the Board of Directors,

DAVID W. WEHLMANN,
Secretary

March 26, 2004

APPENDIX A

GREY WOLF, INC.

Amended and Restated Charter
Of the
Audit Committee
Of The
Board of Directors

(As amended February 17, 2004)

I. Purpose

     The Audit Committee is a standing committee of the Board of Directors (the “Board”) of Grey Wolf, Inc., a Texas corporation (the “Company”). Its primary function is to assist the Board in fulfilling its oversight responsibilities by:

•	Reviewing the financial reports and other financial information provided by the Company to any governmental body or the public;

•	Reviewing the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally;

•	Reviewing the audit efforts of the Company’s independent auditors; and

•	Providing an open avenue of communication among the independent auditors, financial and senior management, and the Board.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. Composition

     The Audit Committee shall be comprised of a minimum of three directors. Each member shall meet the independence and experience requirements of the Securities and Exchange Commission (the “SEC”) and the American Stock Exchange (as may be

modified or supplemented). In addition, each member will be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.

     A director who is not independent and is not a current employee or an immediate family member of such employee may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interest of the Company and its shareholders, and the Company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A director appointed to the Audit Committee pursuant to this exception may not serve on the Audit Committee for more than two (2) years and may not serve as the chair of the Audit Committee.

     All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement at the time of their appointment to the Audit Committee. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. One member of the Audit Committee shall have accounting or related financial management expertise and qualify as a “financial expert” in accordance with the requirements of the SEC and the American Stock Exchange (as may be modified or supplemented).

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board, and shall serve on the Audit Committee for a term coinciding with their staggered Board term. If a Chair of the Audit Committee is not appointed by the Board, the Audit Committee shall itself elect a Chair.

III. Meetings

     The Audit Committee shall meet to review and approve each quarterly earnings release, to review and approve each annual report on Form 10-K and each quarterly report on Form 10-Q to be filed with the Securities and Exchange Commission, to review and approve the annual financial results of the Corporation prior to release, to review and approve the scope of the annual audit to be performed by the Corporation’s independent auditors and at other times as circumstances dictate.

     As part of its job to foster open communication, the Audit Committee should meet regularly with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee and each of these groups believe should be discussed privately.

IV. Responsibilities and Duties

     To fulfill its responsibilities and duties the Audit Committee shall:

     Documents/Reports Review

•	Review and reassess the adequacy of this Charter annually and report to the Board any recommended changes to this Charter. The Audit Committee shall submit the Charter to the full Board for approval and have the document published at least every three years in accordance with the Regulations of the SEC.

•	Review the Company’s audited financial statements included in the annual report on Form 10-K, including the management discussion and analysis portion thereof, changes in accounting policies and practices, financial reporting practices and significant reporting issues, critical accounting policies, and significant estimates and judgments made in connection with the preparation of such audited financial statements.

•	Review any other reports or other financial information filed or furnished to any governmental body, including any certification, report, opinion, or review rendered by the independent auditors.

•	In consultation with management and the independent auditors, consider the integrity of the Company’s disclosure controls and financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. The Audit Committee should also review significant findings prepared by the independent auditors, with management’s responses, the status of management’s responses to previous recommendations from the independent auditors and the status of any previous instructions to management from the Audit Committee.

•	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing with the SEC or distribution to persons outside of the Company. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 10).

•	Review with independent auditors the recommendations included in their management letter, if any, and their informal observations regarding the competence and adequacy of financial and accounting procedures of the Company. On the basis of this review, make recommendations to the Board for any changes that seem appropriate.

     Ethical and Legal Compliance

•	Establish and maintain procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, auditing matters or other corporate or employee activities.

•	Annually discuss with the independent auditor whether it has identified the existence of any issues of the type described in Section 10A of the Securities Exchange Act of 1934 (concerning detection of illegal acts).

•	On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Matters

•	Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company’s annual proxy statement.

•	Perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

•	Review financial and accounting personnel succession planning with the Company. Ensure that none of the individuals serving in the positions of chief executive officer, senior vice president and chief financial officer, vice president and controller, or any person serving in an equivalent position participated in any capacity in the audit of the Company as an employee of the independent auditors during the one-year period preceding the date of initiation of any audit being performed by the independent auditors.

•	Annually review policies and procedures as well as audit results associated with directors’ and officers expense accounts and perquisites. Annually review a summary of director and officers’ related party transactions and potential conflicts of interest.

•	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

•	The Audit Committee has the authority, without having to seek Board approval, and appropriate funding to obtain advice and assistance, as appropriate, from outside legal, accounting and other advisers, as it determines necessary to carry out its duties. The Audit Committee may also conduct or authorize investigations into or studies of matters within the Audit Committee’s scope of responsibilities.

V. Independent auditors

•	The Audit Committee has the sole authority to retain and terminate the Corporation’s independent auditors and to review and approve all audit engagement fees and terms, and pre-approve the nature, extent, and cost of all non-audit services provided by independents auditors in accordance with the relevant law. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of pre-approval of non-audit services.

•	On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

•	Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and internal audit, and general audit approach.

•	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

•	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Discuss with management and the independent auditors the quality and adequacy of the Company’s disclosure controls and procedures, and review disclosures made by the Company’s principal executive officer and principal financial officer in the Company’s periodic reports filed with the SEC regarding compliance with their certification obligations.

•	Annually consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Company’s financial statements.

•	In consultation with the independent auditors, review the integrity of the Company’s financial reporting process, both internal and external.

ANNUAL MEETING OF SHAREHOLDERS OF

GREY WOLF, INC.

May 11, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Class II Directors:		2.	As such proxies may in their discretion determine upon such other matters (including procedural and other matters relating to the conduct of the meeting), as may properly be presented to the annual meeting and any adjournments or postponements thereof.

NOMINEES:
☐	FOR ALL NOMINEES	O James K. B. Nelson
O Robert E. Rose

☐	WITHHOLD AUTHORITY		THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED STAMPED ENVELOPE.
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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PROXY	PROXY

GREY WOLF, INC.

PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE 2004 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 11, 2004

     The undersigned shareholder of Grey Wolf, Inc., a Texas corporation (the “Company”), hereby appoints Thomas P. Richards, David W. Wehlmann, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to vote all of the shares of common stock, par value $.10 per share, of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Hilton Houston Westchase & Towers, 9999 Westheimer, Houston, Texas 77042 on May 11, 2004 at 9:00 a.m., Houston time, and at any adjournments thereof.

The board of directors recommends that the shareholders vote FOR the election of the Class ll nominees as set forth on the reverse as directors nominees.

This proxy is to be voted as directed. In the absence of specific direction, this proxy will be voted FOR the election of James K. B. Nelson and Robert E. Rose as Class ll directors.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

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